SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF THE REPORT (Date of Earliest Event Reported): February 18, 1999


                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       PENNSYLVANIA                  0-17007                    23-2486815
(STATE OR OTHER JURISDICTION     (COMMISSION FILE            (I.R.S. EMPLOYER
    OF INCORPORATION)                NUMBER)                IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (215) 735-4422

              ----------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)



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
Item 5.  Other Events.

         On February 18, 1999, the Registrant announced that effective March 2, 1999, the Board of Directors has approved a 10% stock dividend for shareholders of record, to be distributed on March 18, 1999.

         A copy of the press release  announcing this transaction is attached as
Exhibit 99.1.







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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            REPUBLIC FIRST BANCORP, INC.
                                                     (Registrant)


Dated: March 1, 1999                       By: /s/ George S. Rapp
                                               ---------------------------------
                                               George S. Rapp
                                               Executive Vice President








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